Earnings per share	12 Months Ended
Mar. 31, 2021
Earnings Per Share [Abstract]
Earnings per share

17. Earnings per share

The Company calculates earnings per share in accordance with FASB ASC Topic 260 Earnings Per Share and FASB ASC Topic 260-10-45 Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. Basic and diluted earnings losses per equity share give effect to the change in the number of equity shares of the Company. The calculation of basic earnings per equity share is determined by dividing net profit/loss attributable to APGL equity shareholders by the weighted average number of equity shares outstanding during the respective periods. The potentially dilutive shares, consisting of employee share options have been included in the computation of diluted net earnings per share and the weighted average shares outstanding, except where the result would be anti-dilutive.

Net (loss)/profit per share is presented below:

	Year ended March 31
	2019	2020	2021	2021
	(INR)	(INR)	(INR)	(US$)
	(amounts in millions, except share and per share data)
Net profit / (loss) attributable to APGL equity shareholders (A)	78	(2,269)	(4,206)	(57.3)
Shares outstanding for allocation of undistributed income:
Equity shares	41,040,028	47,650,750	48,195,962	48,195,962
Weighted average shares outstanding
Equity shares – Basic (B)	33,063,832	43,048,026	47,979,581	47,979,581
Equity shares – Diluted (C)	33,968,127	43,048,026	47,979,581	47,979,581
Net (loss)/profit per share — basic and diluted
Equity earnings/(loss) per share – Basic (D=A/B)	2.37	(52.71)	(87.66)	(1.20)
Equity earnings/(loss) per share – Diluted (E=A/C)	2.31	(52.71)	(87.66)	(1.20)

Refer to Note 16 for details of shares issued.

The number of share options outstanding but not included in the computation of diluted earnings per equity share because their effect was antidilutive is 870,065 and 703,708 for years ended March 31, 2020 and 2021, respectively.